EXHIBIT 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

inTEST REPORTS 2021 SECOND QUARTER FINANCIAL RESULTS

●	Net revenues of $21.8 million exceeded guidance; increased 12% sequentially and 64% year-over-year
●	GAAP earnings per share of $0.24 increased $0.03 sequentially and $0.22 year-over-year
●	Non-GAAP adjusted net earnings per diluted share was $0.27, at the high-end of guidance

Mt. Laurel, NJ - Aug. 6, 2021 - inTEST Corporation (NYSE American: INTT), a global supplier of innovative test and process solutions for use in manufacturing and testing across a wide range of markets, including automotive, defense/aerospace, industrial, medical, semiconductor and telecommunications, today announced financial results for the quarter ended June 30, 2021.

2021 Second Quarter Financial Summary

($ in Millions, Except Per Share Data)	Three Months Ended
	6/30/2021	3/31/2021	6/30/2020
Semi Market Bookings (1)	$16.5	$17.2	$7.3
Multimarket Bookings (2)	8.6	8.0	6.6
Total Bookings	$25.1	$25.2	$13.9

Semi Market Bookings (1) - % of Total Bookings	66%	68%	52%
Multimarket Bookings (2) - % of Total Bookings	34%	32%	48%

Semi Market Net Revenues (1)	$15.7	$13.3	$6.9
Multimarket Net Revenues (2)	6.1	6.3	6.4
Total Net Revenues	$21.8	$19.6	$13.3

Semi Market Net Revenues (1) - % of Total Net Revenues	72%	68%	52%
Multimarket Net Revenues (2) - % of Total Net Revenues	28%	32%	48%

Gross Margin	$11.0	$9.5	$6.1
Gross Margin	50%	49%	46%

Net Earnings (GAAP)	$2.6	$2.2	$0.2
Net Earnings per diluted share (GAAP)	$0.24	$0. 21	$0.02

Adjusted Net Earnings (Non-GAAP) (3)	$2.9	$2.5	$0.5
Adjusted Net Earnings per diluted share (Non-GAAP) (3)	$0.27	$0.24	$0.05

EBITDA (Non-GAAP) (3)	$3.5	$3.0	$0.7

	As of
	6/30/2021	3/31/2021	12/31/2020
Cash and cash equivalents	$14.6	$10.2	$10.3

(1)	Semi Market: These amounts include all bookings and net revenues from the semiconductor market.

(2)	Multimarket: These amounts include all bookings and net revenues from markets other than the semiconductor market.

(3)

Adjusted Net Earnings, Adjusted Net Earnings per diluted share and EBITDA are non-GAAP financial measures. Further information can be found under “Non-GAAP Financial Measures.” See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this press release.

2021 Six Month Year-to-Date Financial Summary

($ in Millions, Except Per Share Data)	Six Months Ended
	6/30/2021	6/30/2020
Semi Market Bookings (4)	$33.7	$14.0
Multimarket Bookings (5)	16.6	13.7
Total Bookings	$50.3	$27.7

Semi Market Bookings (4) - % of Total Bookings	67%	51%
Multimarket Bookings (5) - % of Total Bookings	33%	49%

Semi Market Net Revenues (4)	$29.0	$11.9
Multimarket Net Revenues (5)	12.4	12.6
Total Net Revenues	$41.4	$24.5

Semi Market Net Revenues (4) - % of Total Net Revenues	70%	48%
Multimarket Net Revenues (5) - % of Total Net Revenues	30%	52%

Gross Margin	$20.5	$10.9
Gross Margin	50%	45%

Net Earnings (Loss) (GAAP)	$4.8	$(1.0)
Net Earnings (Loss) per diluted share (GAAP)	$0.45	$(0.10)

Adjusted Net Earnings (Loss) (Non-GAAP) (6)	$5.4	$(0.4)
Adjusted Net Earnings (Loss) per diluted share (Non-GAAP) (6)	$0.51	$(0.04)

EBITDA (Non-GAAP) (6)	$6.6	$(0.3)

(4)	Semi Market: These amounts include all bookings and net revenues from the semiconductor market.

(5)	Multimarket: These amounts include all bookings and net revenues from markets other than the semiconductor market.

(6)

Adjusted Net Earnings (Loss), Adjusted Net Earnings (Loss) per diluted share and EBITDA are non-GAAP financial measures. Further information can be found under “Non-GAAP Financial Measures.” See also the reconciliations of GAAP financial measures to non-GAAP financial measures that accompany this press release.

“inTEST delivered solid financial results for the second quarter,” commented inTEST President & CEO Nick Grant, “fueled by broad end market demand in the semiconductor industry across both of our segments, along with increasing demand for our products outside of semiconductors as our industrial markets strengthen. Strong demand for our innovative test and process technology solutions across a diverse set of end applications resulted in financial results which exceeded our topline guidance; net revenues increased 12% sequentially and 64% year-over-year. The operations teams across the Company did an outstanding job managing our supply chains and overcoming resource challenges to support customer demand in the quarter.

“There are a number of dynamics driving semiconductor demand, which we believe we are well positioned to capitalize on,” Mr. Grant continued. “Consumer products continue to be driven by automotive and IoT, the 5G buildout is still in early stages, technology advances are ongoing, and we believe that the regional infrastructure buildouts will drive further demand. In addition, we are investing in growth opportunities outside of the semiconductor market, such as electric vehicles, cannabis, and the medical market.”

Mr. Grant concluded, “I’m pleased with the progress we are making to capture semiconductor related growth, while investing in developing vertical growth markets and segments outside of the semiconductor market which over time will serve to lessen our dependency on this cyclical industry.”

2021 Third Quarter Financial Outlook

inTEST’s guidance for the 2021 third quarter includes both GAAP and non-GAAP financial estimates. A reconciliation between these GAAP and non-GAAP financial measures is included below.

inTEST expects that net revenues for the 2021 third quarter will be in the range of $20.5 million to $21.5 million and that on a GAAP basis, net earnings per diluted share will range from $0.18 to $0.22. On a non-GAAP basis, we expect our adjusted net earnings per diluted share will range from $0.21 to $0.25. In addition, we expect that gross margin will range from 49% to 51%.

This outlook is based on the Company’s current views with respect to operating and market conditions and customers’ forecasts, all of which are subject to change. Actual results may differ materially as a result of, among other things, the factors described under “Forward-Looking Statements” below.

2021 Second Quarter Supplemental Information and Conference Call Details

inTEST is providing Supplemental Information (“Information”) in combination with its press release. This Information is offered to provide shareholders and analysts with additional information and detail for analyzing the Company’s financial results in advance of the Company’s quarterly conference call. The Information will be available in conjunction with the press release on inTEST’s website www.intest.com, under the “Investors” section.

inTEST management will host a conference call on Friday, August 6, 2021 at 8:30 am Eastern Daylight Time. The conference call will address the Company’s 2021 second quarter financial results, and management’s current expectations and views of the business environment. The call may also include a discussion of strategic, operating, product initiatives or developments, and other matters relating to the Company’s current or future performance. To access the live conference call, please dial (323) 289-6576 or (800) 437-2398. The Passcode for the conference call is 5369295. Please reference the inTEST 2021 Q2 Financial Results Conference Call.

2021 Second Quarter Live Webcast Details

inTEST Corporation will provide a webcast in conjunction with the conference call. To access the live webcast, including presentation materials, please visit inTEST’s website www.intest.com under the “Investors” section.

2021 Second Quarter Replay Details (Webcast)

A replay of the webcast will be available on inTEST’s website for one year following the live broadcast. To access the webcast replay, including presentation materials, please visit inTEST’s website www.intest.com under the “Investors” section.

Submit Questions

In advance of the conference call, and for those investors accessing the webcast, inTEST Corporation welcomes individual investors to submit their questions via email to l.guerrant@intest.com.

Non-GAAP Financial Measures

In addition to disclosing results that are determined in accordance with GAAP, we also disclose non-GAAP financial measures. These non-GAAP financial measures consist of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and EBITDA. Adjusted net earnings (loss) is derived by adding acquired intangible amortization, adjusted for the related income tax expense (benefit), to net earnings (loss). Adjusted net earnings (loss) per diluted share is derived by dividing adjusted net earnings (loss) by diluted weighted average shares outstanding. EBITDA is derived by adding acquired intangible amortization, interest expense, income tax expense, and depreciation to net earnings (loss). These results are provided as a complement to the results provided in accordance with GAAP. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and EBITDA are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before acquired intangible amortization charges as this expense may not be indicative of our current core business or future outlook. These measures may be useful to an investor in evaluating the underlying operating performance of our business. The non-GAAP financial measures presented in this press release are used by management to make operational decisions, to forecast future operational results, and for comparison with our business plan, historical operating results and the operating results of our peers. Reconciliations from net earnings (loss) and net earnings (loss) per diluted share to adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share and from net earnings (loss) to EBITDA, are contained in the tables below. The non-GAAP financial measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP financial measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About inTEST Corporation

inTEST Corporation is a global supplier of innovative test and process solutions for use in manufacturing and testing across a wide range of markets including automotive, defense/aerospace, industrial, medical, semiconductor and telecommunications. Backed by decades of engineering expertise and a culture of operational excellence, we solve difficult thermal, mechanical and electronic challenges for customers worldwide while generating strong cash flow and profits. Our strategy uses these strengths to grow and increase stockholder value by maximizing our businesses and by identifying, acquiring and optimizing complementary businesses. For more information visit www.intest.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as “believes,” “expects,” “intends,” “may,” “will,” “should,” “plans,” “projects,” “forecasts,” “outlook,” “anticipates” or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Such risks and uncertainties include, but are not limited to, any mentioned in this press release as well as the impact of the COVID-19 pandemic on our business, liquidity, financial condition and results of operations; indications of a change in the market cycles in the Semi Market or other markets we serve; changes in business conditions and general economic conditions both domestically and globally; changes in the demand for semiconductors; the success of our strategy to diversify our business by entering markets outside the Semi Market; our ability to successfully consolidate our EMS operations without any impact on customer shipments, quality or the level of our warranty claims and to realize the benefits of the consolidation; the possibility of future acquisitions or dispositions and the successful integration of any acquired operations; our ability to borrow funds or raise capital to finance potential acquisitions; changes in the rates and timing of capital expenditures by our customers; and other risk factors set forth from time to time in our Securities and Exchange Commission filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We undertake no obligation to update the information in this press release to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Contacts
inTEST Corporation	Investors:
Duncan Gilmour	Laura Guerrant-Oiye, Principal
Treasurer and Chief Financial Officer	Guerrant Associates
Tel: 856-505-8999	l.guerrant@intest.com
Tel: (808) 960-2642

– tables follow –

SELECTED FINANCIAL DATA

(Unaudited)

(In thousands, except per share data)

Condensed Consolidated Statements of Operations Data:

	Three Months Ended			Six Months Ended
	6/30/2021	6/30/2020	3/31/2021	6/30/2021	6/30/2020

Net revenues	$21,820	$13,275	$19,556	$41,376	$24,505
Gross margin	10,962	6,067	9,521	20,483	10,934
Operating expenses:
Selling expense	2,605	1,761	2,403	5,008	3,813
Engineering and product development expense	1,356	1,217	1,322	2,678	2,509
General and administrative expense	3,769	2,850	3,161	6,930	5,726
Restructuring and other charges	197	38	55	252	46
Operating income (loss)	3,035	201	2,580	5,615	(1,160)
Other income (loss)	21	(18)	(2)	19	(50)
Earnings (loss) before income tax expense (benefit)	3,056	183	2,578	5,634	(1,210)
Income tax expense (benefit)	447	13	366	813	(237)
Net earnings (loss)	2,609	170	2,212	4,821	(973)

Net earnings (loss) per share – basic	$0.25	$0.02	$0.21	$0.46	$(0.10)
Weighted average shares outstanding – basic	10,443	10,252	10,329	10,386	10,237

Net earnings (loss) per share – diluted	$0.24	$0.02	$0.21	$0.45	$(0.10)
Weighted average shares outstanding – diluted	10,765	10,259	10,526	10,645	10,237

Condensed Consolidated Balance Sheets Data:

	As of:
	6/30/2021	3/31/2021	12/31/2020

Cash and cash equivalents	$14,625	$10,195	$10,277
Trade accounts receivable, net	12,832	13,487	8,435
Inventories	8,702	8,212	7,476
Total current assets	36,687	32,456	26,964
Net property and equipment	2,462	2,538	2,350
Total assets	70,687	67,126	62,030
Accounts payable	3,524	3,655	2,424
Accrued expenses	5,928	5,188	4,388
Total current liabilities	11,717	11,171	8,856
Noncurrent liabilities	7,749	8,106	8,422
Total stockholders' equity	51,221	47,849	44,752

Reconciliation of Net Earnings (Loss) (GAAP) to Adjusted Net Earnings (Loss) (Non-GAAP) and Net Earnings (Loss) Per Share – Diluted (GAAP) to Adjusted Net Earnings (Loss) Per Share – Diluted (Non-GAAP):

	Three Months Ended			Six Months Ended
	6/30/2021	6/30/2020	3/31/2021	6/30/2021	6/30/2020

Net earnings (loss) (GAAP)	$2,609	$170	$2,212	$4,821	$(973)
Acquired intangible amortization	305	309	304	609	620
Tax adjustments	(4)	(5)	(4)	(8)	(9)
Adjusted net earnings (loss) (Non-GAAP)	$2,910	$474	$2,512	$5,422	$(362)

Diluted weighted average shares outstanding	10,765	10,259	10,526	10,645	10,237

Net earnings (loss) per share – diluted:
Net earnings (loss) (GAAP)	$0.24	$0.02	$0.21	$0.45	$(0.10)
Acquired intangible amortization	0.03	0.03	0.03	0.06	0.06
Tax adjustments	-	-	-	-	-
Adjusted net earnings (loss) per share – diluted (Non-GAAP)	$0.27	$0.05	$0.24	$0.51	$(0.04)

Reconciliation of Net Earnings (Loss) (GAAP) to EBITDA (Non-GAAP):

	Three Months Ended			Six Months Ended
	6/30/2021	6/30/2020	3/31/2021	6/30/2021	6/30/2020

Net earnings (loss) (GAAP)	$2,609	$170	$2,212	$4,821	$(973)
Acquired intangible amortization	305	309	304	609	620
Interest expense	2	25	-	2	25
Income tax expense (benefit)	447	13	366	813	(237)
Depreciation	167	155	156	323	310
EBITDA (Non-GAAP)	$3,530	$672	$3,038	$6,568	$(255)

Supplemental Information – Reconciliation of Third Quarter 2021 Estimated Net Earnings Per Share – Diluted (GAAP) to Estimated Adjusted Net Earnings Per Share – Diluted (Non-GAAP):

	Low	High

Estimated net earnings per share – diluted (GAAP)	$0.18	$0.22
Estimated acquired intangible amortization	0.03	0.03
Estimated tax adjustments	-	-
Estimated adjusted net earnings per share – diluted (Non-GAAP)	$0.21	$0.25

###